Annual Report - Financial Statements
T. Rowe Price
Tax-Free
Income Fund

February 28, 1997

Portfolio Highlights

SECTOR DIVERSIFICATION

                             Percent of   Percent of
                             Net Assets   Net Assets
                                8/31/96      2/28/97
_____________________________________________________

Hospital Revenue                     14%          14%

Nuclear Revenue                      11           12

Housing Finance Revenue               7           10

Dedicated Tax Revenue                10            9

Prerefunded Bonds                     6            8

General Obligation - State            8            8

General Obligation - Local            6            7

Electric Revenue                      8            5

Lease Revenue                         6            5

Water and Sewer Revenue               6            5

Escrowed to Maturity                  5            5

Educational Revenue                   4            4

Ground Transportation Revenue         3            3

All Others                            6            5

Other Assets Less Liabilities         -            -
_____________________________________________________

Total                               100%         100%

T. Rowe Price Tax-Free Income Fund

For a share outstanding throughout each period

Financial Highlights
                    Year                                 Ended
2/28/97          2/29/96 2/28/95 2/28/94  2/28/93

NET ASSET VALUE

Beginning of
    period       $  9.66  $ 9.25  $ 9.66  $  9.84 $ 9.09

Investment
  activities
  Net investment
     income         0.52    0.52    0.53     0.54   0.56
  Net realized
     and unrealized
     gain (loss)   (0.07)   0.41   (0.37)       -   0.75

  Total from
  investment
     activities     0.45    0.93    0.16     0.54   1.31

Distributions
  Net investment
     income        (0.52)  (0.52)  (0.53)   (0.54) (0.56)
  Net realized
     gain              -       -   (0.04)   (0.18)     -

  Total distri-
     butions       (0.52)  (0.52)  (0.57)   (0.72) (0.56)

NET ASSET VALUE

End of period    $  9.59  $ 9.66  $ 9.25  $  9.66 $  9.84

Ratios/Supplemental Data

Total return       4.81%  10.31%   1.90%    5.50%  14.88%

Ratio of expenses
  to average net
  assets           0.57%   0.58%   0.59%    0.59%   0.61%

Ratio of net
  investment
  income to
  average
  net assets       5.41%   5.49%   5.80%    5.40%   5.98%

Portfolio
  turnover
  rate             40.7%   48.7%   49.3%    71.2%   76.7%

Net assets, end
  of period
  (in millions)  $ 1,337  $1,376  $1,329  $ 1,453 $ 1,442

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
February 28, 1997

Statement of Net Assets

                                  Par        Value
                                   In thousands

ALABAMA  2.2%

Alabama, GO

  Zero Coupon, 9/1/03          $ 10,000  $   7,124

  Zero Coupon, 3/1/04            10,000      6,853

  Zero Coupon, 9/1/04             5,500      3,635

Alabama Water Pollution Control Auth.
  6.75%, 8/15/17
  (AMBAC Insured)                 2,750      3,049

Alexander City Special
  Care Fac. Fin. Auth.,
  Russell Hosp. Corp.
     6.00%, 12/1/22               3,250      3,132

Baldwin County, Eastern
  Shore Health Care Auth.
  Thomas Hosp., 6.75%, 4/1/21     1,900      1,960

Mobile,
  Capital Improvement Warrants, GO
     Zero Coupon, 8/15/16
     (MBIA Insured)               4,330      1,274

     Zero Coupon, 8/15/17
     (MBIA Insured)               4,435      1,216

Mobile IDB, Mobile Energy
  Services, 6.95%, 1/1/20         1,500      1,592

Total Alabama (Cost  $27,150)               29,835

ALASKA  1.1%

Alaska Housing Fin. Corp.
  5.85%, 12/1/14
  (MBIA Insured)                  3,405      3,429

  5.875%, 12/1/24
  (MBIA Insured)                 11,000     10,932

Total Alaska (Cost  $14,045)                14,361

ARIZONA  0.8%

Maricopa County, PCR, Public
  Service Co. of New Mexico
     6.30%, 12/1/26               1,500      1,514

Salt River Agricultural
  Improvement and Power
  Dist. Electric System,
  6.50%, 1/1/22                   8,000      8,547

Total Arizona (Cost  $9,194)                10,061

ARKANSAS  0.5%

Little Rock Health Fac.
  Board, Baptist Medical Center
     6.85%, 11/1/08               2,495      2,821

North Little Rock, Electric,
  6.50%, 7/1/15
  (MBIA Insured)                  4,000      4,538

Total Arkansas (Cost  $6,476)                7,359

CALIFORNIA  8.3%

California, GO
     5.375%, 6/1/26
     (FGIC Insured)            $  5,000  $   4,791

     RAN, 4.50%, 6/30/97         14,300     14,343

Foothill / Eastern
  Transportation Corridor
  Agency California Toll Road
     Zero Coupon, 1/1/15          5,000      1,662

     Zero Coupon, 1/1/17         20,000      5,797

     Zero Coupon, 1/1/19          1,000        254

     Zero Coupon, 1/1/26          5,000        810

Los Angeles City
  GO, 5.80%, 9/1/09
  (FGIC Insured)                  2,400      2,499

  GO, 6.00%, 9/1/14
  (MBIA Insured)                  5,000      5,213

  Wastewater, 7.15%,
  6/1/20 (Prerefunded
  6/1/00!)                       10,500     11,645

Los Angeles County
  Marina del Rey, COP
     6.25%, 7/1/03                4,000      4,198

     6.50%, 7/1/08                3,250      3,380

  Public Works Fin. Auth.
     5.50%, 10/1/18
     (FSA Insured)                2,000      1,975

Los Angeles County Metropolitan Transportation Auth.
  Sales Tax
     7.40%, 7/1/15                5,530      5,985

     6.25%, 7/1/13
     (MBIA Insured)               8,965      9,516

Los Angeles Harbor Dept.
  7.60%, 10/1/18
  (Escrowed to Maturity)          3,200      4,014

Port of Oakland, 7.30%,
  11/1/09 (BIGI Insured)
  (Prerefunded 5/1/97!)           1,650      1,694

Sacramento Fin. Auth.,
  5.375%, 11/1/14 (AMBAC
  Insured)                        4,000      3,988

San Bernardino, Sisters of
  Charity Health Care System
     7.00%, 7/1/21
     (Prerefunded 7/1/01!)        3,000      3,361

San Francisco Building Auth.
  San Francisco Civic Center Complex
     5.25%, 12/1/21
     (AMBAC Insured)              5,000      4,722

  San Francisco City and
  County Airport
     6.30%, 5/1/11
     (AMBAC Insured)              2,000      2,144

     5.25%, 5/1/14
     (FGIC Insured)               2,035      1,988

San Mateo County Transit Dist.
     5.25%, 6/1/16
     (MBIA Insured)            $  6,000  $   5,809

     5.25%, 6/1/17
     (MBIA Insured)               2,000      1,934

Southern California Public Power Auth.
     6.75%, 7/1/11                4,050      4,565

     5.15%, 7/1/15
     (AMBAC Insured)              5,000      4,727

Total California
  (Cost  $104,037)                         111,014

COLORADO  1.5%

Boulder County, Longmont United Hosp.
     8.20%, 12/1/20
     (Prerefunded 12/1/00!)       2,000      2,277

Denver City and County Airport
     5.50%, 11/15/25
     (MBIA Insured)               9,800      9,417

Jefferson County School
Dist., GO
  6.00%, 12/15/12
  (AMBAC Insured)                 8,000      8,355

Total Colorado (Cost  $19,100)              20,049

CONNECTICUT  1.1%

Connecticut, State
Special Tax, 7.125%, 6/1/10       7,350      8,732

Connecticut HEFA, Yale-
New Haven Hosp.
     7.10%, 7/1/25
     (MBIA Insured)
     (Prerefunded 7/1/00!)        5,825      6,427

Total Connecticut
(Cost  $13,248)                             15,159

DELAWARE  0.3%

Delaware HFA, Beebe
Medical Center, 6.75%, 6/1/14     3,500      3,617

Total Delaware (Cost  $3,423)                3,617

DISTRICT OF COLUMBIA  0.4%

Dist. of Columbia
  American Univ.
     VRDN (Currently 3.35%)       1,655      1,655
     5.625%, 10/1/26
     (AMBAC Insured)              3,530      3,404

Total District of Columbia
  (Cost  $5,050)                             5,059

FLORIDA  3.1%

Broward County Resource Recovery
  Broward Waste Energy,
  L.P. North
     7.95%, 12/1/08            $ 10,640  $  11,676

  Broward Waste Energy,
  L.P. South
     7.95%, 12/1/08                 870        954
Dade County
  Capital Appreciation
     Zero Coupon, 2/1/09
     (MBIA Insured)              12,185      6,545

     Zero Coupon, 2/1/13
     (MBIA Insured)               9,000      3,764

Florida Board of Ed.
  Public Ed. Capital Outlay, GO
     7.25%, 6/1/23                6,210      6,805

     7.25%, 6/1/23
     (Prerefunded 6/1/00!)           35         39

Jacksonville Transportation
Auth., GO
     7.375%, 7/1/20
     (Prerefunded 7/1/00!)        8,750      9,748

Port St. Lucie
  Capital Appreciation
     Zero Coupon, 9/1/16
     (FGIC Insured)               5,000      1,575

     Zero Coupon, 9/1/26
     (FGIC Insured)               5,000        835

Total Florida (Cost  $38,600)               41,941

GEORGIA  7.5%

Burke County Dev. Auth.,
PCR, Georgia Power Co.
     VRDN (Currently 3.45%)       1,600      1,600

Chatham County Hosp. Auth.,
Memorial Medical Center
     5.25%, 1/1/16
     (AMBAC Insured)             10,205      9,746

Coweta County Residential
Care Fac. for the Elderly Auth.
  Wesley Woods of Newnan-
  Peachtree City
     8.20%, 10/1/16               1,350      1,365

     8.25%, 10/1/26               1,800      1,821

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
     6.80%, 1/1/07 (AMBAC
     Insured)(Escrowed to
     Maturity)                    5,530      6,346

     6.80%, 1/1/08
     (AMBAC Insured)
     (Escrowed to Maturity)       5,905      6,790

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
     6.85%, 1/1/09
     (AMBAC Insured)
     (Escrowed to Maturity)    $  6,310  $   7,285

     6.85%, 1/1/10
     (AMBAC Insured)
     (Escrowed to Maturity)       6,745      7,782

Gwinnett County School Dist., GO
     6.40%, 2/1/11                1,905      2,131

     6.40%, 2/1/12                1,255      1,406

Henry County School
Dist., GO, 6.45%, 8/1/11          2,100      2,353

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
     6.55%, 7/1/20
     (Prerefunded 7/1/01!)        5,500      6,053

     6.90%, 7/1/16
     (MBIA Insured)
     (Prerefunded 7/1/04!)        5,655      6,540

Municipal Electric Auth.
of Georgia
     8.125%, 1/1/17               5,680      5,978

     6.40%, 1/1/07
     (AMBAC Insured)              7,500      8,326

     7.25%, 1/1/24
     (AMBAC Insured)              6,500      8,022

     5.70%, 1/1/19
     (FGIC Insured)               5,100      5,228

     6.125%, 1/1/14
     (FGIC Insured)               5,500      5,725

Paulding County, Water and Sewer
     6.00%, 12/1/13
     (MBIA Insured)               5,000      5,397

Total Georgia (Cost  $91,544)               99,894

IDAHO  0.1%

Idaho HFA, St Lukes Regional
Med. Center
     VRDN (Currently 3.45%)         500        500

Idaho Housing Agency, 7.70%,
7/1/17 (FHA Guaranteed)             640        674

Total Idaho (Cost  $1,140)                   1,174

ILLINOIS  3.1%

Chicago
  GO, 5.50%, 1/1/18
  (AMBAC Insured)                 6,630      6,477

  GO, 6.25%, 1/1/15
  (AMBAC Insured)                 1,000      1,088

  GO, 5.125%, 1/1/16
  (FGIC Insured)                  6,200      5,811

  Water, 5.00%, 11/1/20
  (FGIC Insured)                  4,890      4,442

Cook, Dupage, Kane, Lake,
McHenry, and Will Counties
  Regional Transportation Auth.
     7.75%, 6/1/19
     (FGIC Insured)            $  5,350  $   6,819

Illinois EFA, Art Institute of
Chicago, VRDN
(Currently 3.35%)                 1,800      1,800

Illinois HFA
  Glen Oak Medical Center,
  7.00%, 11/15/19                 3,300      3,456

  Hinsdale Hosp., 9.00%,
  11/15/15                        4,670      5,222

Illinois Regional
Transportation Auth.
     6.70%, 11/1/21
     (FGIC Insured)               5,000      5,752

Total Illinois (Cost  $39,371)              40,867

INDIANA  1.3%

Indiana HFFA, Clarion Health
Partners, Inc., 5.50%, 2/15/16    9,205      8,869

Indiana State Office Building
Commission Capitol Complex,
Gov't. Center North
     5.25%, 7/1/15
     (AMBAC Insured)              7,000      6,706

St. Joseph's County Hosp Auth.,
St. Joseph's Medical Center
     6.70%, 12/1/02
     (MBIA Insured)               1,985      2,196

Total Indiana (Cost  $17,257)               17,771

KENTUCKY  1.4%

Carroll County, PCR, Kentucky
  Utilities, 7.45%, 9/15/16      15,000     17,022

Kentucky Turnpike Auth.,
Economic Dev.
     7.25%, 5/15/10
     (Prerefunded 5/15/00!)       1,000      1,101

Total Kentucky (Cost  $16,858)              18,123

LOUISIANA  1.5%

East Baton Rouge Mortgage Fin. Auth.
     7.375%, 3/1/10
     (Escrowed to Maturity)       2,800      3,222

Louisiana, GO, 6.00%, 8/1/02
  (FGIC Insured)                  5,000      5,343

Louisiana Offshore Terminal
  Auth., LOOP, 7.60%, 9/1/10     10,440     11,397

Total Louisiana (Cost  $18,533)             19,962

MAINE  0.2%

Maine Housing Auth., 6.10%,
11/15/15 (AMBAC Insured)       $  3,000  $   3,071

Total Maine (Cost  $3,000)                   3,071

MARYLAND  5.4%

Baltimore City, Convention Center
     6.00%, 9/1/17
     (FGIC Insured)               1,750      1,803

Baltimore County, Pickersgill
Retirement Community
     7.70%, 1/1/21                2,000      2,104

Gaithersburg Economic Auth.,
Asbury Methodist Home
     7.85%, 1/1/20
     (Prerefunded 1/1/00!)        3,000      3,332

Maryland CDA
  Single Family
     5.95%, 4/1/16                7,500      7,566

     5.95%, 7/1/23                5,000      5,025

     6.45%, 4/1/14                2,000      2,078

     7.25%, 4/1/19                2,500      2,630

     7.60%, 4/1/17                7,810      8,141

Maryland HHEFA
  Johns Hopkins Hosp.,
  Zero Coupon, 7/1/19             8,350      2,331

  Johns Hopkins Univ.,
  7.50%, 7/1/20                   9,475     10,051

  Kennedy Kreiger Institute,
  6.75%, 7/1/22                   1,500      1,539

  Univ. of Maryland Medical System
  7.00%, 7/1/22
  (FGIC Insured)                  1,500      1,794

Maryland Stadium Auth., Sports Fac.
  5.75%, 3/1/18
  (AMBAC Insured)                 5,000      5,015

Maryland Water Quality Fin. Administration
  Revolving Loan Fund
  7.25%, 9/1/12
  (Prerefunded 9/1/00!)           1,950      2,175

Montgomery County Housing
Opportunities Commission
Single Family, 7.50%, 7/1/17      1,085      1,144

Prince George's County,
Dimensions Health Corp.
  5.30%, 7/1/24                   8,685      7,970

Univ. of Maryland, Auxiliary
  Fac. and Tuition, 5.75%,
  4/1/17                          6,715      6,830

Total Maryland (Cost  $67,203)              71,528

MASSACHUSETTS  2.3%

Massachusetts Housing Fin.
Agency, 6.30%, 12/1/14         $  6,250  $   6,483

Massachusetts Bay
Transportation Auth.
  General Transportation, GO
     7.00%, 3/1/14                3,150      3,714

     7.00%, 3/1/21                6,200      7,375

     5.375%, 3/1/25
     (AMBAC Insured)              3,500      3,319

Massachusetts HEFA
  Harvard Univ., 6.25%,
  4/1/20                          5,000      5,515

  Massachusetts General Hosp.
     6.00%, 7/1/15
     (AMBAC Insured)              4,500      4,606

Total Massachusetts (Cost  $28,343)               31,012

MICHIGAN  0.9%

Michigan HDA
  6.45%, 12/1/14                  2,120      2,201
  7.55%, 12/1/15                  1,750      1,849

Michigan Hosp. Fin. Auth.
  Bay Medical Center, 8.25%,
  7/1/12                          1,000      1,129

  Henry Ford Hosp., 5.25%,
  11/15/20                        5,000      4,690

Univ. of Michigan, Medical
Service Plan, 3.50%, 12/1/27      1,400      1,400

Univ. of Michigan Hosp.,
VRDN (Currently 3.50%)              200        200

Total Michigan (Cost  $11,176)              11,469

MINNESOTA  1.2%

Northern Minnesota Municipal
Power Agency, 7.35%, 1/1/02       5,000      5,345

Rochester Health Care Fac.
  Mayo Foundation/Mayo
  Medical Center
     5.90%, 11/15/10              2,000      2,142

     6.25%, 11/15/21              3,000      3,174

Univ. of Minnesota, Residual
Interest Bond / Inverse Floater
     (Currently 5.919%),
     8/15/03                      5,800      5,851

Total Minnesota (Cost  $15,064)                   16,512

MISSISSIPPI  0.7%

Claiborne County, PCR,
Systems Energy Resources
  7.30%, 5/1/25                $  2,750  $   2,881

  9.875%, 12/1/14                 3,400      3,746

Mississippi Home Corp.,
Single Family
  9.25%, 3/1/12
  (FGIC Insured)                    670        720

Warren County, PCR,
Mississippi Power and Light
     7.00%, 4/1/22                1,500      1,593

Total Mississippi (Cost  $8,621)             8,940

MISSOURI  0.3%

Joplin IDA, Tri-State
Osteopathic Hosp. Assoc.
     8.25%, 12/15/14              1,375      1,487

Missouri HEFA
  Bethesda Health Group,
  7.50%, 8/15/12                  1,250      1,334

  Washington Univ., VRDN
  (Currently 3.45%)               1,000      1,000

Total Missouri (Cost  $3,573)                3,821

NEBRASKA  0.2%

Omaha Public Power Dist.,
Electric System
     6.20%, 2/1/17
     (Escrowed to Maturity)       3,000      3,271

Total Nebraska (Cost  $2,987)                3,271

NEVADA  0.6%

Clark County School Dist.,
Limited Tax School Improvement, GO
     7.00%, 6/1/11
     (MBIA Insured)               3,500      4,098

Nevada, Municipal Bond Bank, GO
     7.25%, 11/1/10
     (Escrowed to Maturity)       3,050      3,468

Nevada Housing Division,
Single Family, 7.85%, 10/1/15       980      1,028

Total Nevada (Cost  $7,472)                  8,594

NEW HAMPSHIRE  0.7%

New Hampshire Higher Ed.
and Health Fac., Dartmouth College
     5.70%, 6/1/27**           $ 10,000  $   9,999

Total New Hampshire
(Cost  $9,787)                               9,999

NEW JERSEY  1.7%

New Jersey Sports and
Exposition Auth., Monmouth Park
     8.00%, 1/1/25                4,500      4,966
New Jersey Transportation
Trust Fund Auth.
  Transportation Systems
     5.25%, 6/15/15               5,000      4,851

     6.00%, 6/15/02
     (AMBAC Insured)             10,000     10,716

New Jersey Turnpike Auth.,
  6.50%, 1/1/16
  (MBIA Insured)                  2,000      2,240

Total New Jersey
(Cost  $21,848)                             22,773

NEW MEXICO  0.7%

Farmington, PCR
  Public Service Co. of
  New Mexico
     6.30%, 12/1/16               2,400      2,430

     6.375%, 4/1/22               4,325      4,388

Gallup, PCR, Plains Electric Generation and Transmission Coop.
     6.65%, 8/15/17
     (MBIA Insured)               2,000      2,206

Total New Mexico (Cost  $8,718)              9,024

NEW YORK  12.7%

Dormitory Auth. of the State of New York
  City Univ.
     5.75%, 7/1/13               10,000      9,989

     6.00%, 7/1/14               10,000     10,271

     5.75%, 7/1/18
     (AMBAC Insured)              5,000      5,162

  New York State Dept.
  of Health, 5.50%, 7/1/23        4,250      3,944

  State Univ. Ed. Fac.,
  5.25%, 5/15/19                  3,325      3,086

  Vassar College, 7.25%,
  7/1/15                          2,000      2,222

New York City, GO
     5.875%, 8/1/24            $  5,000  $   4,806

     6.00%, 2/15/25               5,000      4,868

     6.00%, 8/15/26               5,000      4,885

     6.00%, 10/15/26              6,500      6,350

     6.25%, 8/1/09                9,550      9,921

     6.375%, 8/1/04               4,145      4,401

     8.00%, 8/1/16                  180        207

     6.00%, 12/1/18,
     (FSA Insured)
     (Escrowed to Maturity)       5,000      5,056

New York State Environmental
Fac. Corp.
  PCR, State Water
  Revolving Fund
     6.90%, 11/15/15              5,365      6,081

New York State Housing
  Fin. Agency
  State Univ. Construction
     7.80%, 5/1/01
     (Escrowed to Maturity)       2,000      2,258

New York State Local Gov't.
Assistance Corp.
  Public Benefit Corp.
     5.50%, 4/1/21               16,135     15,510

     7.20%, 4/1/04                5,000      5,594

New York State Medical Care Fac. Fin. Agency
  Albany and St. John's Medical Center
     6.20%, 2/15/28
     (FHA Guaranteed)             3,480      3,597

  Buffalo General Hosp.
     6.00%, 8/15/14
     (FHA Guaranteed)             8,975      9,098

  Mental Health Services,
  6.50%, 8/15/24                  6,000      6,298

  New York Hosp.
     6.50%, 8/15/29
     (AMBAC Insured)              4,625      5,036

New York State Urban Dev. Corp.
  Correctional Capital Fac.,
  5.50%, 1/1/16                   3,500      3,296

  Senior Lien Corp.
     5.375%, 7/1/22               9,000      8,598

  5.50%, 7/1/26                  10,000      9,633

Triborough Bridge and Tunnel
Auth., 5.50%, 1/1/17                              20,00019,998

Total New York (Cost  $159,580)            170,165

NORTH CAROLINA  2.5%

Cumberland County, Civic
Center, COP
  6.40%, 12/1/24
  (AMBAC Insured)              $  2,750  $   2,981

North Carolina Eastern
Municipal Power Agency
  6.50%, 1/1/18 (Escrowed
  to Maturity)                    1,155      1,324

  7.50%, 1/1/10                   4,330      5,017

  7.50%, 1/1/10 (Escrowed
  to Maturity)                    4,650      5,628

  5.875%, 1/1/21
  (MBIA Insured)                  3,525      3,550

North Carolina Housing Fin.
Agency, 7.40%, 3/1/28             2,150      2,230

North Carolina Medical Care Commission
  Duke Univ. Hosp.,
  5.25%, 6/1/26                   5,000      4,674

  Stanly Memorial Hosp.
  7.80%, 10/1/19
  (Prerefunded 10/1/99!)          3,000      3,322

Univ. of North Carolina,
Univ. of North Carolina Hosp.
     5.25%, 2/15/26               4,620      4,352

Total North Carolina
(Cost  $30,426)                             33,078

NORTH DAKOTA  0.3%

Mercer County, PCR, Basin
  Electric Power
     6.05%, 1/1/19
     (AMBAC Insured)              4,500      4,662

Total North Dakota (Cost  $4,540)                 4,662

OHIO  2.0%

Cleveland

  Public Power System
     5.00%, 11/15/20
     (MBIA Insured)               5,000      4,615

  Waterworks, 5.50%, 1/1/13
     (MBIA Insured)               4,765      4,840

Dayton Special Fac.,
Emery Air Freight,
  6.05%, 10/1/09                  2,500      2,557

Franklin County
     GO, 6.80%, 12/1/09
     (Prerefunded 12/1/00!)       2,860      3,158

     GO, 6.80%, 12/1/10
     (Prerefunded 12/1/00!)       3,240      3,578

  County Courthouse (Limited Tax), GO
     6.375%, 12/1/17
     (Prerefunded 12/1/01!)       2,000      2,202

Montgomery County Hosp. Fac.,
Kettering Medical Center
     7.375%, 4/1/02
     (MBIA Insured)            $  2,500  $   2,683

Ohio Water Dev. Auth., PCR,
Cleveland Electric,
  7.70%, 8/1/25                   2,700      2,923

Total Ohio (Cost  $24,970)                  26,556

OKLAHOMA  0.8%

Grand River Dam Auth., 5.50%,
6/1/13 (AMBAC Insured)            5,000      5,124

Tulsa County Home Fin. Auth.,
Single Family
     6.90%, 8/1/10
     (FGIC Insured)
     (Escrowed to Maturity)       4,250      4,921

Total Oklahoma (Cost  $9,173)               10,045

PENNSYLVANIA  3.2%

Beaver County IDA, PCR,
Cleveland Electric, 7.75%,
7/15/25                                  3,900    4,260

Pennsylvania Convention
Center Auth.
     6.70%, 9/1/14
     (FSA Insured)                5,000      5,513

Pennsylvania HEFA, Carnegie
Mellon Univ., 3.45%, 11/1/29      1,400      1,400

Pennsylvania Intergovernmental
Cooperative Auth.
  Special Tax
     6.75%, 6/15/21
     (FGIC Insured)
     (Prerefunded 6/15/05!)       4,750      5,423

     5.00%, 6/15/22
     (MBIA Insured)               5,000      4,478

Philadelphia
  Water and Wastewater
     5.50%, 6/15/06
     (MBIA Insured)              12,750     13,334

     5.50%, 6/15/07
     (MBIA Insured)               4,000      4,169

Philadelphia Hosp. and
Higher Ed. Fac. Auth.
  Children's Hosp. of
  Philadelphia
     VRDN (Currently 3.45%)       4,000      4,000

Total Pennsylvania (Cost  $41,105)                42,577

PUERTO RICO  1.6%

Puerto Rico Commonwealth, GO
     5.65%, 7/1/15
     (MBIA Insured)               7,300      7,562

Puerto Rico Ind. Medical
Higher Ed. and Environmental
Pollution Control Fac. Fin. Auth.
  Catholic Univ. of
  Puerto Rico,
  9.25%, 12/1/97               $  1,730  $   1,793

Puerto Rico Infrastructure
Fin. Auth.
     7.50%, 7/1/09                9,955     10,572

     7.75%, 7/1/08                1,740      1,853

Total Puerto Rico (Cost  $20,546)                 21,780

RHODE ISLAND  1.5%

Rhode Island Health and Ed.
Building Corp.
  Bryant College, 6.125%,
  6/1/19 (MBIA Insured)           5,000      5,125

Rhode Island Hosp.
  Residual Interest Bond/
  Inverse Floater
  (Currently 9.968%), 8/15/21
  (FGIC Insured)                  1,000      1,231

Rhode Island Housing and
Mortgage Fin. Corp.
  Homeownership Opportunity
     6.70%, 10/1/14               5,000      5,253

     7.85%, 10/1/16               8,000      8,454

Total Rhode Island (Cost  $18,852)                20,063

SOUTH CAROLINA  2.8%

Fairfield County, PCR, South
Carolina Electric and Gas Co.
     6.50%, 9/1/14                4,000      4,301

Greenville Hosp. System
  Board of Trustees, Hosp. Fac.
     5.25%, 5/1/17                3,000      2,808

     5.50%, 5/1/16                5,250      5,110

Piedmont Municipal Power Agency
     6.50%, 1/1/14
     (FGIC Insured)               3,000      3,351

     6.50%, 1/1/14
     (FGIC Insured)
     (Prerefunded 9/9/99!)          500        563

South Carolina Public Service Auth.
     6.25%, 1/1/22
     (AMBAC Insured)             17,750     18,810

South Carolina Public Service Auth.
  Santee Cooper
     7.00%, 7/1/12
     (Prerefunded 7/1/01!)     $  1,650  $   1,848

Total South Carolina
  (Cost  $34,675)                           36,791

SOUTH DAKOTA  0.3%

South Dakota HDA
  Homeownership
     5.95%, 5/1/16                2,000      2,010

     6.65%, 5/1/14                2,000      2,095

Total South Dakota (Cost  $4,000)                 4,105

TENNESSEE  1.8%

Chattanooga Health, Ed. and
Housing Fac. Board
  Memorial Hosp.
     6.625%, 9/1/07
     (MBIA Insured)               2,950      3,349

     6.625%, 9/1/08
     (MBIA Insured)               3,150      3,576

Metropolitan Gov't. of Nashville
and Davidson Counties
  Water and Sewer
     Step, Zero Coupon,
     1/1/12 (FGIC Insured)       11,250     12,314

Shelby County Health Ed. and
Housing Fac. Board
  Le Bonhuer Children's
  Medical Center
     5.50%, 8/15/12
     (MBIA Insured)
     (Escrowed to Maturity)       4,250      4,374

Total Tennessee (Cost  $22,426)                   23,613

TEXAS  7.0%

Amarillo Health Fac. Corp.,
Sears Panhandle Retirement
     7.75%, 8/15/26               5,000      5,030

Arlington Independent
School Dist., Capital
Appreciation, GO
     Zero Coupon, 2/15/16         9,650      3,130

Brazos River Auth., Houston
Lighting and Power
     8.25%, 5/1/15               18,000     19,009

Denison Hosp. Auth., Texoma
Medical Center, 7.00%,
8/15/14                                  4,245    4,450

Harris County, Toll Road, GO
     Zero Coupon, 8/15/04
     (MBIA Insured)               6,000      4,190

Harris County Health Fac.
Dev. Corp.
  Memorial Hosp.
     7.125%, 6/1/15 (Prerefunded
     6/1/02!)                  $  2,500  $   2,843

     5.50%, 6/1/24
     (MBIA Insured)               2,500      2,391

  Methodist Hosp., VRDN
  (Currently 3.45%)               7,500      7,500

  Sisters of Charity of the
  Incarnate Word
     7.10%, 7/1/21                4,000      4,370

  St. Luke's Episcopal Hosp.
     VRDN (Currently 3.45%)       1,000      1,000

  Texas Medical Center, 7.375%,
     5/15/20
     (MBIA Insured)
     (Prerefunded 5/15/00!)       7,645      8,479

Harris County Hosp. Dist.,
7.40%, 2/15/10 (AMBAC Insured)    1,500      1,795

Matagorda County Navigation Dist., PCR
  Central Power and Light,
  7.50%, 12/15/14                 1,500      1,649

  Houston Lighting and Power
     7.20%, 12/1/18
     (FGIC Insured)               3,600      3,913

Northwest Texas Independent
School Dist.
  School Buildings, GO,
  Zero Coupon, 8/15/17            4,000      1,173

Texas
  Veterans Housing
  Assistance, GO
     6.25%, 12/1/15               3,290      3,357

     7.40%, 12/1/20              14,205     15,688

Texas Department of Housing
and Community Affairs
  NHP Foundation,
  6.40%, 1/1/27                   3,500      3,569

Total Texas (Cost  $87,856)                 93,536

UTAH  1.4%

Intermountain Power Agency
  Power Supply
     7.20%, 7/1/19                6,200      6,383

     7.50%, 7/1/21                4,750      5,018

     5.75%, 7/1/19
     (MBIA Insured)**             8,000      7,959

Total Utah (Cost  $18,392)                  19,360

VERMONT  0.5%

Vermont Ed. and Health
Buildings Fin. Agency
  Medical Center Hosp. of Vermont
     7.35%, 9/1/13
     (FGIC Insured)            $  4,650  $   4,949

     7.45%, 9/1/23
     (FGIC Insured)               2,000      2,129

Total Vermont (Cost  $6,650)                 7,078

VIRGINIA  6.2%

Fairfax County IDA, Inova
Health Care System, 6.00%,
8/15/26                                  10,815   10,922

Fairfax County Water Auth.,
6.00%, 4/1/22                    10,250     10,497

Fredericksburg IDA, Medicorp
Health System
     5.25%, 6/15/23
     (AMBAC Insured)              2,200      2,057

Hanover County IDA, Memorial
Regional Medical Center
     6.375%, 8/15/18
     (MBIA Insured)               4,185      4,582

Henrico County IDA
  Bon Secours Health System,
  St. John's Hosp.
     7.50%, 9/1/15 (Prerefunded
     7/1/00!)                     1,800      1,998
  Bon Secours Health System,
  St. Mary's Hosp.
     7.50%, 9/1/07 (Prerefunded
     8/1/00!)                     1,580      1,743

Peninsula Ports Auth., Shell
Oil, VRDN (Currently 3.50%)       3,500      3,500


Richmond, GO, BAN,
VRDN (Currently 3.30%)            1,000      1,000

Roanoke IDA, Roanoke Memorial
Hosp., Carilion Health System
  VRDN (Currently 3.25%)          5,000      5,000

Virginia HDA
     6.25%, 7/1/11                5,000      5,156

     6.75%, 7/1/14                7,435      7,854

     6.80%, 7/1/17                8,900      9,365

     6.90%, 7/1/13               11,100     11,513

Virginia Transportation
Board, Route 28 Project,
6.50%, 4/1/18                     3,000      3,209

Winchester IDA
  Winchester Medical Center
     Embedded Interest Rate Swap
     (Currently 5.33%), 1/1/05
     (AMBAC Insured)              1,500      1,489

Winchester IDA
  Winchester Medical Center
     Embedded Interest Rate
     Swap(Currently 5.43%),
     1/1/06
     (AMBAC Insured)           $  1,500  $   1,494

     Embedded Interest Rate Swap
     (Currently 5.53%), 1/1/07
     (AMBAC Insured)              1,600      1,599

Total Virginia (Cost  $80,359)              82,978

WASHINGTON  4.6%

Port of Seattle, 7.40%,
12/1/09                                  1,000    1,121

Tacoma
  Electric
     Residual Interest Bond / Inverse Floater
     (Currently 9.195%), 1/2/15
     (AMBAC Insured)
     (Prerefunded 1/1/01!)        5,000      5,919

     6.25%, 1/1/15
     (FGIC Insured)               7,550      7,974

Washington, GO, 5.70%, 10/1/15   14,000     14,471

Washington HFA, Fred
Hutchinson Cancer Research
Center
     VRDN (Currently 3.45%)         400        400

Washington Public Power
Supply System
  7.25%, 7/1/09                   3,000      3,474
  7.25%, 7/1/15
  (Prerefunded 1/1/00!)           2,200      2,414
     7.50%, 7/1/15
     (Prerefunded 7/1/99!)        7,110      7,774

     6.25%, 7/1/12
     (FSA Insured)                5,000      5,267

     5.60%, 7/1/15
     (MBIA Insured)               6,500      6,411

     6.25%, 7/1/17
     (MBIA Insured)               6,000      6,210

Total Washington (Cost  $56,110)                  61,435

WEST VIRGINIA  0.9%

Kanawha County Building Commission
  Charleston Area Medical Center
     7.50%, 11/1/08
     (Prerefunded 11/1/99!)       2,250      2,480

Marshall County, PCR,
Mountaineer Carbon Company
     VRDN (Currently 3.45%)       1,100      1,100

West Virginia Hosp. Fin. Auth.,
Charleston Area Medical Center
     5.75%, 9/1/13
     (MBIA Insured)            $  4,500  $   4,589

West Virginia State Parkways,
Economic Dev. and Tourism Auth.
     Residual Interest Bond / Inverse Floater
     (Currently 7.849%), 5/16/19
     (FGIC Insured)               3,600      3,546

Total West Virginia (Cost  $11,304)               11,715

WISCONSIN  0.6%

Wisconsin HEFA, United Health
Group
     5.50%, 12/15/16
     (MBIA Insured)               6,540      6,333

Wisconsin Public Power Agency
     7.00%, 7/1/02
     (AMBAC Insured)              1,500      1,634

Total Wisconsin (Cost  $7,734)               7,967

Total Investments in Securities
99.8% of Net Assets
(Cost  $1,251,516)                     $ 1,333,764

Other Assets Less Liabilities                2,862

NET ASSETS                             $ 1,336,626
                                      ____________
Net Assets Consist of:

Accumulated net investment
income - net of distributions          $       660

Accumulated net realized gain/
loss - net of distributions                (8,933)

Net unrealized gain (loss)                  82,248

Paid-in-capital applicable to
139,418,543 shares of $1.00 par
value capital stock outstanding;
500,000,000 shares authorized            1,262,651

NET ASSETS                             $ 1,336,626
                                      ____________

NET ASSET VALUE PER SHARE              $      9.59
                                      ____________

       ** When-issued security
        ! Used in determining portfolio maturity
    AMBAC AMBAC Indemnity Corp.
      BAN Bond Anticipation Note
     BIGI Bond Investors Guaranty Insurance
      CDA Community Development Administration
      COP Certificates of Participation
      EFA Educational Facility Authority
     FGIC Financial Guaranty Insurance Company
      FHA Federal Housing Authority
      FSA Financial Security Assurance Corp.
       GO General Obligation
      HDA Housing Development Authority
     HEFA Health & Educational Facility Authority
      HFA Health Facility Authority
     HFFA Health Facility Financing Authority
    HHEFA Health & Higher Educational Facility Authority
      IDA Industrial Development Authority
      IDB Industrial Development Bond
     MBIA Municipal Bond Investors Assurance Corp.
      PCR Pollution Control Revenue
      RAN Revenue Anticipation Note
     STEP Stepped Coupon Bond
     VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
T. Rowe Price Tax-Free Income Fund
Statement of Operations
In thousands

                                             Year
                                            Ended
                                          2/28/97

Investment Income

Interest income                        $   80,130

Expenses
    Investment management                   6,426
    Shareholder servicing                     782
    Custody and accounting                    243
    Registration                               39
    Prospectus and shareholder reports         30
    Directors                                  14
    Legal and audit                            14
    Miscellaneous                              37

    Total expenses                          7,585

Net investment income                      72,545

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                             (2,051)
    Futures                                (1,002)

    Net realized gain (loss)               (3,053)

Change in net unrealized gain or loss
    Securities                             (7,319)
    Futures                                   258

    Change in net unrealized gain
    or loss                                (7,061)

Net realized and unrealized gain
(loss)                                            (10,114)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $   62,431

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Statement of Changes in Net Assets
In thousands
                                      Year
                                     Ended
                                   2/28/97     2/29/96
Increase (Decrease)
in Net Assets
Operations
    Net investment income      $    72,545 $    74,269
    Net realized gain (loss)        (3,053)     19,515
    Change in net unrealized
    gain or loss                    (7,061)     37,333

    Increase (decrease) in
    net assets from operations      62,431     131,117

Distributions to shareholders
    Net investment income          (72,541)    (74,269)

Capital share transactions *
    Shares sold                    133,711     176,155
    Distributions reinvested        48,012      49,694
    Shares redeemed               (210,494)   (235,865)

    Increase (decrease) in
    net assets from capital
    share transactions             (28,771)    (10,016)

Net Assets

Increase (decrease) during
period                               (38,881)          46,832
Beginning of period              1,375,507   1,328,675

End of period                  $ 1,336,626 $ 1,375,507
                               _______________________
*Share information
    Shares sold                     14,128      18,568
    Distributions reinvested         5,064       5,233
    Shares redeemed                (22,237)    (24,917)

    Increase (decrease) in
    shares outstanding              (3,045)     (1,116)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
    February 28, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $524,777,000 and $519,525,000, respectively, for the year ended February 28, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $7,665,000, of which $4,521,000 expires in 2003, and $3,144,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income       $     15,000
Undistributed net realized gain                (75,000)

Paid-in-capital                                 60,000

At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,251,516,000, and net unrealized gain aggregated $82,248,000, of which $82,889,000 related to appreciated investments and $641,000 to depreciated investments.


Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager), provides for an annual investment management fee, of which $491,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. Rowe Price Tax-Free Income Fund

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $696,000 for the year ended February 28, 1997, of which $69,000 was payable at period-end.

During fiscal year 1996, Coopers & Lybrand L.L.P. succeeded Price Waterhouse LLP as independent accountants for the Tax-Free Income Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Price Waterhouse LLP or reportable events that caused the change.

T. Rowe Price Tax-Free Income Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of T. Rowe Price Tax-Free Income Fund, Inc.

We have audited the accompanying statement of net assets of T.Rowe Price Tax-Free Income Fund, Inc. as of February 28, 1997, and the related statement of operations, statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years presented were audited by other auditors, whose report, dated March 17, 1995, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Income Fund, Inc. as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 19, 1997

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC**
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Global Government Bond
Emerging Markets Bond
International Bond

Money Market Funds

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*   Closed to new investors.
** Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage

Discount Brokerage

A Division of T. Rowe Price Investment Services, Inc., Member
NASD/SIPC

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T.
Rowe Price Discount Brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Income Fund(registered trademark).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFI  2/28/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds
February 28, 1997

T. Rowe Price
Report Highlights

o Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

o    Municipal bonds outperformed Treasuries during most of the year.

o All five funds generated greater returns than their peer group averages during the year ended February 28.

o Your funds relied to a great extent on credit research and sector selection to enhance returns. Tax-exempt high-yield securities were particularly good performers.

o With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders

The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

Chart 1 - Municipal Bond and Yield Notes line chart

In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

Lower-quality bonds performed well as the spread between their yields and those of higher-rated bonds narrowed, resulting in good price appreciation. The narrowing yield spread between different quality bonds reflected a solid economy with no immediate concern about recession and also the growing number of insured bonds in the market, which shrunk the supply of higher-yielding bonds.

New issuance in both the long- and short-term markets increased in 1996 for the first time since 1993, reflecting healthier state and local economies, a backlog of borrowing needs, and less resistance from the voters to new bond-financed projects. The increased supply was well received by investors after two years of declining issuance.

TAX-EXEMPT MONEY FUND

Our longer maturity strategy resulted in attractive returns, helping your fund outperform its peer group during both the 6- and 12-month periods ended February 28, 1997.

Chart 2- Performance Comparison

Periods Ended 2/28/976 Months 12 Months
____________________________________________________________

Tax-Exempt Money Fund1.51%       3.05%

Lipper Tax-Exempt Money
Market Funds Average1.45         2.91

Despite last year's stable monetary policy, the yields of 6- and 12-month municipal notes managed to vacillate in a range of 70 basis points. At the end of the fiscal year, yields of 1- to 30-day maturities were little changed from a year ago, but yields on 60-day to 1-year maturities were 20 to 50 basis points higher.

Your fund ended the fiscal year with a weighted average maturity of 58 days, shorter than the 65 days of a year earlier and 66 days at the end of August. By comparison, the weighted average maturity for our peer group at the end of February was only 46 days. Lending support to our modestly longer maturity posture was the robust demand generated by cash inflows to tax-exempt money funds, which expanded to a record $147 billion. An additional $12 billion in new cash inflows more than offset a $5 billion increase in the supply of new issues.

We emphasized longer maturities throughout the year, since we felt reasonably confident that the Federal Reserve would wait for more concrete evidence of rising inflation before raising the federal funds rate. We took advantage of the upwardly sloping yield curve by concentrating more on 6- and 12-month municipal notes, which provided an average of 40 basis points more yield than shorter maturities. We also reduced the percentage of variable rate securities in the portfolio. We will carefully consider recent remarks by Chairman Greenspan about a possible preemptive move against inflation (see the Outlook section) as we set our maturity strategy in coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

Duration management and credit research helped your fund outperform the average for similar funds during both the 6- and 12- month periods ended February 28.

Chart 3- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Short-
Intermediate Fund                3.13%         4.02%

Lipper Short-Intermediate
Debt Funds Average               3.07          3.72

The threat of higher short-term interest rates early in the year prompted us to keep duration (a measure of a fund's sensitivity to changes in interest rates) around 2.6 years, near the short end of our usual range. However, as we moved into the third quarter, signs of slower growth began to emerge, causing yields on five-year maturities to fall from 4.65% in early September to 4.15% in early December. We extended the fund's duration to about 3.0 years, gaining some but not all of the price appreciation in the rally. Recently, we reduced duration to 2.8 years because of the decreasing likelihood of further increases in bond prices.

While our timing on duration was modestly successful, we were able to enhance performance with credit research and sector selection. The prolonged strength of the economy improved the financial condition of many municipal issuers. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. As a result, lower-rated securities outperformed higher-rated AAA issues, narrowing the yield differential between them. We had positioned the fund to take advantage of this phenomenon in both 1995 and 1996 by increasing fund exposure to lower-rated states such as Massachusetts, Louisiana, New York, and Pennsylvania. We also purchased financially sound hospital revenue bonds, which we think will benefit from demographic changes.

Two sectors we continued to underweight are municipally owned electric utilities and housing bonds. In many cases, municipal utilities sell high-cost nuclear power, and deregulation of the industry should allow low-cost providers to compete more effectively. As a result, many local utilities were downgraded last year by Moody's and Standard & Poor's.

We avoided short-term housing bonds primarily because of their structure, not because of creditworthiness. Housing bonds are issued at par, while we prefer higher-yielding bonds at premium prices. If interest rates should rise, the prices of short-term par bonds tend to fall faster than bonds trading at a premium with the same duration.

TAX-FREE INSURED INTERMEDIATE BOND FUND

A combination of higher yield, credit management, and a lower fund expense ratio enabled your fund to match the average return of similar funds over the six-month period and slightly surpass it over 12 months.

Chart 4- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Insured
Intermediate Bond Fund           4.00%         4.19%

Lipper Intermediate
Municipal Debt Funds Average     3.98          4.14

Interest rates over the past 12 months have been confined to a relatively tighter trading range than in recent years. Yields on 10-year AAA-rated securities ranged between 4.65% and 5.30% since early March, a 65-basis-point range compared with 100 basis points a year ago and 155 two years earlier. The recent tighter range limited returns that could be reaped from duration management, which generated mixed results over the 6- and 12-month periods.

In the first half, our short posture contributed positively to performance as interest rates moved higher. We gave back some of these gains in the second half, as rates turned lower in September while we remained slightly cautious.

Lower volatility rendered credit research and sector selection increasingly important in our effort to outperform our peer group. We focused on undervalued securities within the insured market. Even though two different issues may carry insurance from the same company, the marketplace sometimes values them differently. For instance, Denver International Airport is rated BBB by Moody's and Standard & Poor's. While insurance earns the bonds a AAA rating from both agencies, the marketplace usually values bonds lower, according to their underlying rating. Early in the year we increased the fund's exposure to the Denver Airport bonds because we believed they represented good value versus other insured bonds.

TAX-FREE INCOME FUND

Overall, it was a year of modest returns for long-term bonds. In this environment, your fund matched the average performance of its peer group during the past six months and exceeded it over the year.

Chart 5- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Income Fund             4.80%         4.81%

Lipper General Municipal
Debt Funds Average               4.79          4.51

During much of the year, we kept the fund's duration within a narrow range. We felt that interest rates were likely to fluctuate more modestly than during the two prior years, providing few opportunities for aggressive shifts in strategy. As a result, the fund's duration remained close to 7.5 years for most of 1996. We increased it slightly in the third quarter but then returned to a more conservative position near the end of the fiscal year.

With municipal yields flirting with their lows of the past two decades, we felt there was little chance of a strong rise in bond prices and further rate declines. Therefore, we focused more on enhancing the portfolio's yield where we could. This strategy included holding on to older, higher-yielding bonds and identifying suitable high-yield securities, which performed well in 1996. Going forward, the opportunity for further price appreciation from lower-quality bonds seems limited, leading us to be more selective in considering them.

Bonds insured by third parties began to look more attractive as the amount of insured new issues rose during the year. Twelve months ago, the yields of insured municipal bonds were only 10 to 15 basis points higher than those of high-quality general obligation bonds; by year-end this spread was closer to 25 basis points, making the yields on insured bonds relatively appealing.

We will continue to focus on income enhancement, maintain duration closer to the low end of our neutral range, and wait for opportunities to extend maturities. The municipal market's stronger performance relative to taxable securities during the first two months of the year, combined with a growing new issues calendar for March, suggests that we will be able to invest at higher yield levels in coming months.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund outperformed its peer group over both the fiscal year and the most recent six-month period. It has exceeded the average performance of similar funds for the past nine fiscal years.

Chart 6- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free High Yield Fund        5.37%         6.22%

Lipper High Yield Municipal
Debt Funds Average              4.98          5.27

Opportunistic credit selection dominated fund performance last year, enhancing returns in three important ways. First, several individual holdings boosted fund returns by outperforming the market because of improved credit standing and refinancings. Key issues in this category included investor-owned utility and hospital revenue bonds. Second, the selective sale of securities and avoidance of certain sectors, such as specialized solid waste and paper recycling bonds, meant we were able to avoid significant credit problems. Finally, the fund was a beneficiary of yet another year of narrowing yield spreads, with lower-quality bonds significantly outperforming many higher-quality issues.

Your fund's concentration in below-investment-grade holdings fell steadily last year, from 28% to 23% of net assets. This move reflected a combination of factors, including ratings upgrades, refinancings, and a continuing selective approach when considering new issues. However, positions in the BBB category rose slightly to 34% of net assets. Absent a recession or a large market sell-off, we expect yield differences between securities of different credit ratings to remain tight. Another factor contributing to the narrow yield spreads was the increasing market share of bond insurance, shrinking the supply of uninsured lower-rated bonds. As a result, we are being selective in our purchases of lower-quality bonds and do not expect a material change in your fund's average credit quality, which was BBB+ at the end of February.

Chart 7- Quality Diversification pie

We managed duration and the weighted average maturity within a narrow range, with duration remaining between 7.0 and 7.4 years. Your fund was slightly defensive versus its peer group early in the year, which was a plus in a down market. We lengthened maturities modestly during much of the second half, maintaining a weighted average maturity of 19 years and a cash level of about 3%. At the end of February, your fund could be characterized as being fairly neutral versus its peer group.

OUTLOOK

The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 21, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                  8/31/96    2/28/97
Tax-Exempt Money Fund
_____________________________________________________

Price Per Share                 $   1.00     $  1.00

Dividends Per Share!

   For 6 months                    0.015       0.015

   For 12 months                   0.031       0.030

Dividend Yield
   (7-Day Compound) *               3.06%       3.02%

Weighted Average
   Maturity (days)                    66          58

Weighted Average Quality **   First Tier  First Tier


Tax-Free Short-Intermediate Fund
_____________________________________________________

Price Per Share                 $   5.30     $  5.35

Dividends Per Share!

   For 6 months                     0.12        0.11

   For 12 months                    0.23        0.23

Dividend Yield *

   For 6 months                     4.32%       4.37%

   For 12 months                    4.40        4.39

Weighted Average Maturity
   (years)                           3.2         3.6

Weighted Average Effective
   Duration (years)                  2.6         2.8

Weighted Average Quality ***          AA          AA

(continued on next page)

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key statistics
                                  8/31/96    2/28/97

Tax-Free Insured Intermediate Bond Fund
_____________________________________________________

Price Per Share                 $  10.62$     10.80

Dividends Per Share!

   For 6 months                    0.24         0.24

   For 12 months                   0.48         0.48

Dividend Yield *

   For 6 months                     4.44%       4.58%

   For 12 months                    4.51        4.56

Weighted Average
   Maturity (years)                  7.7         7.4

Weighted Average Effective
   Duration (years)                  5.6         5.3

Weighted Average Quality ***          AA          AA

Tax-Free Income Fund

Price Per Share                 $   9.40     $  9.59

Dividends Per Share!

   For 6 months                     0.26        0.26

   For 12 months                    0.52        0.52

Dividend Yield *

   For 6 months                     5.44%       5.48%

   For 12 months                    5.52        5.54

Weighted Average
   Maturity (years)                 17.0        17.0

Weighted Average Effective
   Duration (years)                  7.5         7.7

Weighted Average Quality ***         AA-         AA-

Key statistics

                                8/31/962/28/97
Tax-Free High Yield Fund
_____________________________________________________

Price Per Share                 $  11.84     $ 12.12

Dividends Per Share!

   For 6 months                     0.35        0.35

   For 12 months                    0.71        0.70

Dividend Yield *

   For 6 months                     5.92%       5.94%

   For 12 months                    6.05        6.02

Weighted Average
   Maturity (years)                 19.4        19.1

Weighted Average Effective
 Duration (years)                    7.1         7.2

Weighted Average Quality ***        BBB+        BBB+

! Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal income tax.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 8 - Tax Exempt Money Fund line chart

Chart 9 - Tax-Free Short-Intermediate Fund line chart

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart

Chart 11 - Tax-Free Income Fund line chart

Chart 12 - Tax-Free High Yield Fund line chart

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                              Since   Incep-
2/28/97                  1      5     10  Incep-     tion
                      Year  Years  Years    tion     Date

_________________________________________________________

Tax-Exempt Money     3.05%   2.70%  3.77%     -    4/8/81

Tax-Free Short-
  Intermediate        4.02   4.94   5.13      -  12/23/83

Tax-Free Insured
  Intermediate Bond   4.19      -      -   6.76% 11/30/92

Tax-Free Income       4.81   7.38   6.40      -  10/26/76

Tax-Free High Yield   6.22   7.82   7.60      -    3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFF  2/28/97


Chart 1- yield line chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/29/96 through 2/28/97

Chart 7 - quality diversification pie chart showing AAA 4%, AA 26%, A 13%, BBB 34%, and BB and Below 23% on 2/28/97

Chart 8 - Tax Exempt Money Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 9 - Tax-Free Short-Intermediate Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 11 - Tax-Free Income Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 12 - Tax-Free High Yield Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.